EXHIBIT 10.4

POWER OF ATTORNEY AND IRREVOCABLE PROXY

Dated June 12, 2023

I or We, HEALTHCARE AI ACQUISITION LLC (as the "Principal"), the holder of 2,105,770 Class B ordinary shares, par value US$0.0001 per share (the “Shares”) in the capital of Healthcare AI Acquisition Corp., an exempted company incorporated under the laws of the Cayman Islands with registration number 371585, with its registered office at [Walkers Corporate Limited, 190 Elgin Avenue, George Town], Cayman Islands (the “Company”), hereby irrevocably appoints Zikang Wu of Atticus Ale, LLC as the true and lawful attorney and proxy (the “Attorney”) with full power and authority, to do all or any of the following in the name of the Principal:

(a)

to attend and exercise the right to vote (or refrain from voting), consent or waive any rights relating to the Shares that the Principal is entitled to according to the provisions of applicable laws, memorandum and articles of association of the Company (as amended from time to time), at one or more general or extraordinary meetings of the shareholders of the Company (and any adjournments), with the same force and effect as it might or could do, and sign or execute any written shareholders resolutions or consents of the Company and to requisition and convene a meeting or meetings of the shareholders of the Company (including any meetings of any class of shareholders of the Company) for the purpose of considering, and if thought fit, approving (i) any transaction (a “Transaction”), as may be identified and approved by the board of directors of the Company, and on terms and conditions as the Attorney deems reasonable or desirable as set out in one or more share purchase agreements, and (ii) the execution and ratification of such execution by the Company of any such share purchase agreement and the adoption of the Memorandum and Articles, and any and all amendments to and restatements of any share purchase agreement and the Memorandum and Articles; and

(b)

to make, execute, acknowledge and deliver all resolutions, contracts involving all the Class B Shares, orders, receipts, notices, requests, instructions and other writings, and in general, to do all things and to take all action hereunder from time to time as may in the opinion and discretion of the Attorney be necessary, appropriate or desirable for the purpose of implementing a Transaction (including the appointment or confirmation of the appointment of new directors in connection with a Transaction) and I, the undersigned, hereby ratify, approve and confirm all actions that the Attorney shall do or cause to be done by virtue of the foregoing authorization and arrangement.

All conducts of the Attorney in accordance with the above authorization and arrangements should be deemed as my personal conducts. All the documents signed by the Attorney in accordance with the above authorization and arrangements should be deemed as signed by the Principal without need for agreement in advance. The Principal will accept all the conducts above. For the avoidance of doubt, this Power of Attorney and Irrevocable Proxy does not permit any forfeitures or transfers of any kind of the Shares held by the Principal if such forfeiture or transfer isn’t made pro-rata among all Class B Shares of the Company.

Principal further agrees that in the event of a shareholder meeting called by the Company, Principal shall execute any proxy required for such meeting, and solely for the purposes identified in paragraphs (a) and (b) above, in the name of Attorney, and agrees that Attorney will attend any such meeting in person or by proxy, in its stead. Any notice of shareholder meeting received by the Principal shall be reasonably promptly sent to Attorney by email or mail as set forth on the contact information on the signature page hereto.

This Power of Attorney and Irrevocable Proxy shall be irrevocable, commencing from the date of this Power of Attorney and Irrevocable Proxy set out above, and shall be governed by the laws of the State of New York. For the avoidance of doubt, Principal may not terminate the above authorization and arrangements without the prior written consent of the Attorney. Notwithstanding the foregoing, this Power of Attorney and Irrevocable Proxy must be executed by any future purchaser of the Shares as a condition precedent to the transfer of the Shares, unless expressly waived by Attorney in writing.

Principal hereby acknowledges and agrees that this Power of Attorney and Irrevocable Proxy will be deposited with the Company, a copy of which shall also be provided to Continental Stock & Transfer Company, the Company’s transfer agent, by no later than June 12, 2023.

IN WITNESS WHEREOF, this Power of Attorney and Irrevocable Proxy has been executed as a deed and unconditionally delivered on the date first written above.

Greg Caswill

/s/ Greg Caswill

Robert Piconi

/s/ Robert Piconi

Xavier Flinois

/s/ Xavier Flinois

Elizabeth Weymouth

/s/ Elizabeth Weymouth

ATTICUS ALE, LLC

By:	/s/ Zikang Wu
Name: Zikang Wu
Title: Manager

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